March 31, 1998

ANNUAL
REPORT

CALVERT NEW AFRICA FUND

CALVERT NEW AFRICA FUND

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Registered, Certified or
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Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Calvert Group Web-Site
Address: http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by a prospectus.

CALVERT GROUP'S FAMILY OF FUNDS

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
NEW! CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWVF International Equity Fund
New Vision Small Cap Fund
New Africa Fund

Table of Contents
President's Letter                         1
Portfolio Manager Remarks                  2
Report of Independent Accountants          4
Schedule of Investments                    5
Statement of Assets and Liabilities        7
Statement of Operations                    8
Statements of Changes in Net Assets        9
Notes to Financial Statements             10
Financial Highlights                      13

Dear Shareholders:

At the end of 1997, a financial crisis in the developing nations of Southeast Asia emerged as a threat to this historic bull market. Market pundits sounded the warning bell, and fund managers cautioned investors to check their expectations and confirm their objectives. However, as has been the case of late, each new precipice turns out to be a launching pad for a new flight upward.

Virtually every sector of the US equity market turned in double-digit returns for the first quarter of 1998. Looking beyond the US, most international markets also posted strong gains, notably the troubled Pacific Rim countries, which snapped back sharply, and the Western European markets of Germany, France and Great Britain. We're pleased to note that almost every Calvert Group fund also reported strong absolute and relative returns.

The strength of the global stock market is due in large part to the fundamental strength of major economies around the world. Favorable investment conditions of low inflation and an expanding economy have so far helped the market work through concerns for the consequences of Southeast Asia's financial troubles and worries that companies' earnings growth may not be as robust.

This protracted bull market has shown us time and again that its strength should not be underestimated. For investors, its ability to defy prediction reinforces the soundness of a long-term approach that focuses on investors' goals rather than short-term market trends.

Thank you for choosing Calvert Group. We appreciate your business and your confidence in our investment programs.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

April 24, 1998

Portfolio Statistics
March 31, 1998

Investment Performance

                           6 Months         12 Months
                           ended            ended
                           3/31/98          3/31/98

New Africa Fund             7.40%            6.72%
MSCI South
Africa Index               -4.29%           -8.64%
Lipper Emerging
Markets Funds
Average                    -12.86%          -6.27%

Ten Largest Stock Holdings

                                            % of Net Assets
Arabian International Construction          6.5%
Social Security Bank                        6.1%
Umbono Investment Corp.                     6.0%
First National Bank                         5.0%
Sechaba Brewery                             4.9%
Dimension Data Holdings                     4.3%
Nedcor                                      3.9%
Malope Foods                                3.6%
Olympic Group Financial IV                  3.5%
Board of Executors                          3.4%
Total                                       47.2%

Investment performance does not reflect the deduction of any front-end sales charge.

Sources: Lipper Analytical Services, Inc. and Bloomberg


CLIFFORD MPARE
of
New Africa Advisers

What were the reasons behind the Fund's strong relative performance?
The New Africa Fund appreciated 7.40% in the six months ending March 31, 1998 and 6.72% for the year. Its 12-month return outstripped the return on the Morgan Stanley South Africa Index (-8.64%) and the return on the Lipper Emerging Markets Funds Average (-6.27%).

We typically see a performance disparity, since these measures don't have identical investment universes. In this case, our significantly better performance was attributable to favorable asset allocation by country and strong stock selection. Winning investments in South Africa and Egypt, our two largest country allocations, helped to boost returns.

What changes did you make to the Fund's geographic diversification?
Given the improving economic fundamentals in Ghana, we decided early on to increase our allocation to this market. Although we ran the risk of being early, valuations were very enticing. Inflation, albeit high, was declining, and real GDP was expanding nicely. We have been focusing on Kenya for essentially the same reasons.

Our discipline and long-term approach allows us to seek relative value in riskier countries (those with more volatile economies and markets) like Kenya and Ghana, with a focus on the best-run and strategically best-placed companies. Diligent focus on the macro-economic picture resulted in South Africa, Ghana, Botswana and Kenya playing significant roles in our success during the period. A reduction in our exposure to Zimbabwe was also positive for performance.

On what basis did you select stocks, and which companies led the Fund's return? We continue to focus on stocks that meet our value criteria and to employ diligent fundamental analysis. The fact that we are domiciled in the African region has a huge impact on our ability to evaluate potential investments and monitor existing holdings.

Companies such as Arabian International Construction and EFIC in Egypt, the banks in South Africa and Social Security Bank, in Ghana, have done extremely well for us. In South Africa, the banks have non-performing loans as a percentage of advances of around 3%, margins are high and a wave of consolidation activity is in progress. We have avoided the Kenya banks because disclosure is poor and, if banks were required to adequately provision against bad debts, we believe many of the Kenya banks would be insolvent.

What effect did Asia's financial crisis have on the African markets?
Africa as a whole did reasonably well in response to events that occurred in Asia. During the final quarter of 1997, the countries of Zimbabwe, Egypt and South Africa were affected. With the exception of Zimbabwe, the local stock market, and not the currency primarily felt the impact. Zimbabwe experienced a self-inflicted currency crisis during the latter part of last year that was magnified by the Asian crisis. Egypt experienced weakness during the second quarter of last year followed by a V-shaped recovery, just prior to the Asian crisis. The recovery was lost in addition to further declines in response to the Asian crisis. In all three cases, the impact has been short term and local fundamentals have dominated the markets during the first quarter of 1998. Throughout the rest of Africa, the Asian crisis had virtually no effect.

April 22, 1998

PORTFOLIO STATISTICS
March 31, 1998

Average Annual Total Returns

                           As of 3/31/98
One year                   4.16%
Since inception            3.18%
(4/12/95)

Performance Comparison
Comparison of change in value of $10,000 investment.

Bar chart here showing comparison from 5/1/95 to 3/31/98
Calvert New Africa Fund                     $10,975
MCSI South Africa Index                     $9,162
Lipper Emerging Markets Funds Index         $10,720

Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum front-end sales charge of 2.50%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Calvert New World Fund, Inc. and Shareholders of Calvert New Africa Fund:

We have audited the accompanying statement of assets and liabilities of Calvert New Africa Fund (the "Fund"), including the schedule of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period April 12, 1995 (commencement of operations) through March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert New Africa Fund as of March 31, 1998, and the results of its operations, changes in its net assets and financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
May 1, 1998

SCHEDULE OF INVESTMENTS
March 31, 1998

Equity Securities - 90.7%                        Shares               Value

Botswana - 6.4%
Sechaba Breweries *                              422,200           $570,603
Sefalana Holding Co. *                           105,300            177,220
                                                                    747,823

Egypt - 18.9%
Arabian International Construction *             18,100             759,589
Commercial International *                       9,885              185,516
Egyptian Finance & Industrial Co.                3,300              181,827
Egyptian Starch & Glucose Manufacturing Co.      4,550               44,732
Industrial and Engineering Enterprise            18,965             345,071
Middle West of Delta Grinding *                  3,205               56,434
Olympic Group Financial Investments Co. *        87,000             403,404
Silos and Storage                                10,235             222,271
                                                                  2,198,844

Ghana - 7.9%
Aluworks *                                       188,940            204,039
Ashanti Goldfields LTD (GDR)                     1                        9
Social Security Bank *                           450,000            712,419
                                                                    916,467

Kenya - 1.7%
Kenya Power & Lighting Co., LTD *                21,450              64,511
Uchumi Supermarkets *                            189,142            126,411
                                                                    190,922

Mauritius - 1.6%
Air Mauritius *                                  33,200              37,903
Mauritius Commercial Bank *                      12,000              52,000
New Mauritius Hotels *                           2,700                5,906
State Bank of Mauritius *                        88,750              53,620
Sun Resorts                                      17,700              37,612
                                                                    187,041

Morocco - 7.5%
Banque Marocaine De Comm.                        4,542              298,263
Financiere Diwan                                 4,400              141,140
ONA                                              3,100              297,068
Wafabank                                         1,300              135,723
                                                                    872,194

South Africa - 43.3%
Adock Ingram (N Shares)                          2                        8
Anglo-American Platinum                          14,805             227,860
Bidvest Group                                    24,351             265,973
Board of Executors, LTD                          8,300              393,943
Chariot Holdings                                 1,420,900          208,811
City Lodge Hotels                                1                        3
De Beers Centenary                               10,900            $237,677
Dimension Data Holdings, LTD                     78,520             502,884
First National Bank, LTD                         41,800             575,264
Gold Fields Ltd. *                               462                  2,523
Investec Bank (ADR)                              6,361              323,418
Liberty Life Association of Africa               6,922              233,689
Mossie Holdings ^                                25                 200,576
Malope Foods                                     456,850            412,803
Nedcor                                           15,374             451,862
New Africa Investments, LTD                      177,694            282,306
Real Africa Investments *                        3,900               14,328
Umbono Investment Corp. *                        1,301,000          697,587
                                                                  5,031,515

Zimbabwe - 3.4%
Delta Corp.*                                     36,500              33,901
Interfresh *                                     3,498,300          184,121
TA Holdings *                                    878,240             92,446
Wankie Colliery Co.*                             341,070             84,476
                                                                    394,944

         Total Equity Securities (Cost $8,285,166)               10,539,750

                                                 Principal
Convertible Bonds - 1.3%                         Amount
South Africa
First South Africa Corp., LTD, 9.00%, 6/15/04    $141,000           151,575

     Total Convertible Bonds (Cost $141,000)                        151,575

         TOTAL INVESTMENTS (Cost $8,426,166) - 92.0%             10,691,325
         Other assets in excess of liabilities - 8.0%               922,065
         Net Assets - 100%                                      $11,613,390

* Non-income producing
^ This security was valued by the Board of Directors. See Note A.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

Assets
Investments in securities, at value                             $10,691,325
Cash     1,263,591
Receivable for securities sold                                       37,767
Interest and dividends receivable                                    20,270
Receivable for shares sold                                           16,271
Deferred organization expenses                                       27,720
Other assets                                                          8,410
     Total assets                                                12,065,354

Liabilities
Payable for securities purchased                                    354,503
Payable to Calvert - Sloan Advisors, L.L.C.                          34,077
Payable to Calvert Administrative Service Corp., Inc.                 2,321
Payable to Calvert Shareholder Services, Inc.                           484
Payable to Calvert Distributors, Inc.                                 6,962
Accrued expenses and other liabilities                               53,617
     Total liabilities                                              451,964
         Net Assets                                             $11,613,390

Net Assets Consist of:
Paid-in capital applicable to 870,414 outstanding shares of common stock,
$.01 par value with 250,000,000 shares authorized               $10,218,803
Undistributed net investment income (loss)                         (66,014)
Accumulated net realized gain (loss) on investments
     and foreign currencies                                       (790,673)
Net unrealized appreciation (depreciation) on investments
     and assets and liabilities in foreign currencies             2,251,274

     Net Assets                                                 $11,613,390

     Net Asset Value per Share                                       $13.34

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 1998

Net Investment Income
Investment Income
     Dividend income (net of foreign taxes of $10,452)             $257,957
     Interest income                                                 11,308
         Total investment income                                    269,265

Expenses
     Investment advisory fee                                        152,500
     Transfer agency fees and expenses                               21,573
     Distribution Plan expenses                                      76,250
     Directors' fees and expenses                                    61,888
     Administrative fees                                             25,417
     Custodian fees                                                  52,122
     Registration fees                                               28,440
     Reports to shareholders                                         14,006
     Professional fees                                               22,970
     Organizational expenses                                         13,651
     Miscellaneous                                                    4,486
     Reimbursement from Advisor                                    (90,766)
         Total expenses                                             382,537
         Fees paid indirectly                                      (52,122)
              Net expenses                                          330,415

                  Net Investment Income (Loss)                     (61,150)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
         Investments                                              (433,693)
         Foreign currencies                                       (100,905)
                                                                  (534,598)
Change in unrealized appreciation or depreciation on:
         Investments and foreign securities                       1,313,670
         Assets and liabilities in foreign currencies                   319
                                                                  1,313,989

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                             779,391

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                        $718,241

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                                 March 31,        March 31,
Increase (Decrease) in Net Assets                     1998             1997

Operations
     Net investment income (loss)                $(61,150)        $(35,933)
     Net realized gain (loss)                    (534,598)        (267,132)
     Change in unrealized appreciation
       or depreciation                           1,313,989          808,612

         Increase (Decrease) in Net Assets
         Resulting From Operations                 718,241          505,547

Distributions to shareholders
     In excess of net realized gain              (114,461)                -
Total distributions                              (114,461)                -

Capital share transactions
     Shares sold                                 2,510,992        1,231,992
     Reinvestment of distributions                 110,192                -
     Redemption fees                                 8,250            9,225
     Shares redeemed                             (825,900)        (514,974)
Total capital share transactions                 1,803,534          726,243

Total Increase (Decrease) in Net Assets          2,407,314        1,231,790

Net Assets
Beginning of year                                9,206,076        7,974,286
End of year (including undistributed net
     Investment income (loss) of $(66,014)
     and $(6,912), respectively)                11,613,390       $9,206,076

Capital Share Activity
Shares sold                                        200,578          107,973
Reinvestment of distributions                        9,874                -
Shares redeemed                                   (67,667)         (44,818)
     Total capital share activity                  142,785           63,155

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A - Significant Accounting Policies

General: The Calvert New Africa Fund (the "Fund"), the sole series of Calvert New World Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on December 22, 1994 and began operations on April 12, 1995. The Fund's shares of capital stock are sold with a maximum front-end sales charge of 2.5%. Redemptions of shares held in the Fund for less than two years are subject to a 2% fee paid to the Fund.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.
S. dollar exchange rate. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At March 31, 1998, $200,576 or 1.7% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.

Foreign Currency Transactions: The Fund's accounting records are maintained in
U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: Charges to shareholders for redemption of shares held for less than two years are used to defray the Fund's cost of shares redeemed.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Organization Expenses: Expenses incurred in the organization of the Fund are capitalized and amortized over a five year period.

Note B - Related Party Transactions

Calvert-Sloan Advisers, L.L.C. (the "Advisor") is jointly owned by Calvert Group, Ltd. (which is indirectly wholly-owned by Acacia Mutual Life Insurance Company) and Sloan Holdings, Inc. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.50% of the Fund's average daily net assets.

The Advisor voluntarily reimbursed the Fund for advisory fees, administrative fees and other operating expenses of $90,766.
Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by the shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .75% annually of average daily net assets of the Fund.

The Distributor paid $28,032 in addition to the commissions charged on sales of Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .25% of the average daily net assets of the Fund.

Each Director who is not affiliated with the Advisor receives an annual fee of $1,000 plus $1,000 for each Board and Committee meeting attended.

Note C - Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $7,724,113 and $6,882,948, respectively.

The cost of investments owned at March 31, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,265,159, of which $2,923,186 related to appreciated securities and $658,027 related to depreciated securities.

Note D - Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit as of March 31, 1998.

Note E - Subsequent Events

Effective June 1, 1998, the Fund will begin to offer three classes of shares, each with different expense levels and sales charges. Class A shares of capital stock will be sold with a maximum front-end sales charge of 4.75%. This is a change from the current maximum front-end sales charge of 2.5%. In addition, the redemption fee charge of 2% for shares held less than two years will be eliminated. Class B shares of capital stock will be sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class B shares at the time of redemption, depending on how long you have owned the shares. Class C shares of capital stock will be sold without a front-end sales charge. With certain exceptions, the Fund may impose a deferred sales charge on Class C shares sold within one year. Class B and C shares will have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

Effective June 1, 1998, the Distribution Plan for Class A will be changed from
 .75% to .25%, based on the classes average daily net assets. Class B and C Distribution Plans will be 1.00%.

FINANCIAL HIGHLIGHTS

                                                      Periods Ended
                                            March 31,   March 31,    March 31,
                                                 1998        1997      1996***

Net asset value, beginning                     $12.65      $12.00      $12.00
Income from investment operations
     Net investment income                      (.07)       (.05)       (.04)
     Net realized and unrealized gain (loss)      .89         .70         .04
         Total from investment operations         .82         .65           -
Distributions from
     In excess of net realized gain             (.13)           -           -
         Total distributions                    (.13)           -           -
Total increase (decrease) in net asset value      .69         .65           -
Net asset value, ending                        $13.34      $12.65      $12.00

Total return*                                   6.72%       5.42%       0.00%
Ratios to average net assets:
     Net investment income (loss)              (.60%)      (.45%)   (.54%)(a)
     Total expenses**                           3.76%       3.54%    3.75%(a)
     Net expenses                               3.25%       3.25%    3.24%(a)
     Expenses reimbursed                         .89%       1.33%    1.24%(a)
Portfolio turnover                                74%         23%          6%
Average commission rate paid                   $.0165      $.0263         N/A
Net assets, ending (in thousands)             $11,613      $9,206      $7,974
Number of shares outstanding,
     ending (in thousands)                        870         728         664


(a) annualized
* Total return does not reflect deduction of Class A front-end sales charge. ** Ratio reflects total expenses before reduction for fee paid indirectly; such reductions are included in the ratio of net expenses.
*** From April 12, 1995 inception.
N/A Disclosure not applicable to prior years.